-----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                    OMB Number: 3235-0059
                                                   -----------------------------
                                                    Expires: December 31, 2002
                                                   -----------------------------
                                                    Estimated Average Burden
                                                    hours per response....13.12
                                                   -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14a

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|      Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                JUNDT FUNDS, INC.
           ___________________________________________________________
                (Name of Registrant as Specified In Its Charter)


           ___________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
           ___________________________________________________________

      2)   Aggregate number of securities to which transaction applies:
           ___________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ___________________________________________________________

      4)   Proposed maximum aggregate value of transaction:
           ___________________________________________________________

      5)   Total fee paid:
           ___________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
           ___________________________________________________________

      2)   Form, Schedule or Registration Statement No.:
           ___________________________________________________________

      3)   Filing Party:
           ___________________________________________________________

      4)   Date Filed:
           ___________________________________________________________

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

Dear Shareholder:


     You are cordially invited to attend a Special Joint Meeting of Shareholders (the "Meeting") of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (the "Funds") in order to vote on several important proposals. Each of the Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science and Technology Fund is a series of Jundt Funds, Inc. The Meeting will be held at the offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time).


     Enclosed you will find a detailed Proxy Statement and a proxy card for you to register your vote and mail back to us. You will also find a summary of the proposals in a "Question and Answer" format that will provide answers to many of your anticipated questions. After you have read the enclosed materials, please fill out your proxy card, sign it and send it back to us. While we would welcome your attendance at the Meeting, whether or not you expect to attend the Meeting, please sign and return the enclosed proxy card in the enclosed postage-paid envelope.

YOUR PROMPT VOTE MAKES A BIG DIFFERENCE

     It is very important that you vote as soon as possible since many of these proposals require that a majority of the shareholders participate in the voting process. If the required number of shareholders DO NOT participate, additional mailings and shareholder solicitation will need to take place at the expense of the Fund. Your prompt vote will help save time and money.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR EACH PROPOSAL

     All of the proposals have been thoroughly reviewed by the Funds' Board of Directors, whose role is to protect your interest as a shareholder. The Funds' Board of Directors believes that the proposals are in the best interest of the applicable Fund and its shareholders and unanimously recommends that you vote FOR each proposal.

     Thank you for taking the time to cast this very important vote.

                                       Sincerely,



                                       Marcus E. Jundt
                                       PRESIDENT

HERE IS A BRIEF OVERVIEW OF THE PROPOSALS THAT ARE BEING RECOMMENDED FOR YOUR JUNDT FUND. PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT BEFORE DECIDING HOW TO VOTE ON THESE PROPOSALS.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on proposals to:

* Set the number of directors at seven and to elect each member of the Board of Directors.
* Approve the modification or elimination of certain investment restrictions of the Funds.
* Approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

Some of these proposals affect all Funds, while others affect only certain Funds. Please refer to page 3 of the proxy statement to see what proposals apply to your Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

WHAT DO BOARD MEMBERS DO?

Board members represent the interests of shareholders and oversee the management of the Funds.

WHY IS THE BOARD RECOMMENDING CHANGES TO, OR THE ELIMINATION OF, SOME OF THE FUNDS' INVESTMENT RESTRICTIONS?

Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental investment restrictions differ significantly from Fund to Fund. This is in part because the Funds commenced operations at different times, and the wording of the Funds' investment restrictions has evolved over time. Because having different fundamental investment restrictions among the Funds presents difficulties from a compliance standpoint, and because some of the Funds' fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive in light of modern investment practices, the Board is recommending that certain of the Funds' investment restrictions be modified and that some investment restrictions be eliminated.

WHY IS A SHAREHOLDER VOTE REQUIRED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH JUNDT ASSOCIATES, INC?

The Investment Company Act of 1940 generally requires that shareholders approve a new investment advisory agreement whenever there is a change in control of the investment adviser. Marcus E. Jundt, the president of each Fund, has announced that he will acquire a controlling interest in Jundt Associates, Inc, the investment adviser to each Fund. The proposed acquisition will result in a change in control of Jundt Associates, Inc. which, therefore, requires a shareholder vote on a new investment advisory agreement for each Fund. The Board is recommending that shareholders of each Fund approve the new Investment Advisory Agreement with Jundt Associates, Inc.

HOW WILL THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. AFFECT THE MANAGEMENT OF MY FUND INVESTMENTS?

Under the terms of the proposed Investment Advisory Agreement, the investment management fees paid by your Fund will remain the same. Information about Marcus
E. Jundt and the new Investment Advisory Agreement can be found in the proxy statement.


WHO SHOULD I CALL FOR MORE INFORMATION REGARDING THE PROXY STATEMENT OR THE PROXY CARD?

For information regarding the proxy, call D.F. King, our proxy solicitor, at 1-800-714-3312.

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                   TO BE HELD ON WEDNESDAY, SEPTEMBER 20, 2000

     The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (the "Funds") will hold a Special Joint Meeting of Shareholders (the "Meeting") at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time) for the following purposes:


     1. To set the number of directors at seven and to elect each member of the Board of Directors.

     2. To approve the modification or elimination of certain investment restrictions of the Funds.

     3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

     4.   To transact any other business properly brought before the Meeting.

     The Funds' Board of Directors unanimously recommends approval of each item listed on this Notice of Special Joint Meeting of Shareholders.

     Only shareholders of record as of the close of business on July 31, 2000 may vote at the Meeting or any adjournment(s) of the Meeting.




                                       James E. Nicholson
                                       SECRETARY


Dated: August 23, 2000

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


                                 PROXY STATEMENT



                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                          WEDNESDAY, SEPTEMBER 20, 2000

     The Board of Directors of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. (each a "Company") is soliciting the enclosed proxy in connection with a special joint meeting of shareholders (the "Meeting") to be held at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on Wednesday, September 20, 2000, at 2:00 p.m. (Central Time), and any adjournment of the Meeting.


     Jundt Funds, Inc. offers its shares in five different series: Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (together with Jundt Growth Fund, Inc., the "Funds"). Each Fund offers its shares in four classes (Class A, Class B, Class C, and Class I). Each share is entitled to one vote with respect to each of the matters presented for shareholder vote at the Meeting, without regard to its class designation. The investment advisor for each Fund is Jundt Associates, Inc. ("Jundt Associates"). U.S. Growth Investments, Inc. ("U.S. Growth Investments") is the Funds' principal underwriter. Both Jundt Associates and U.S. Growth Investments are located at 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.


     The Companies will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement. Representatives of Jundt Associates, without cost to the Companies, may solicit proxies by means of mail, telephone, or personal calls. Jundt Associates has arranged for an outside firm, D. F. King, to solicit shareholder votes by telephone on behalf of the Companies. This procedure is expected to cost approximately $12,000, plus transaction-based costs and expenses, which will be allocated among the Funds based on their net assets.

     In order for the Meeting to go forward, there must be a quorum. This means that at least 10% of the Company's shares must be represented at the meeting--either in person or by proxy. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Therefore, broker non-votes and abstentions will be counted as votes against each proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Under the Company's Articles of Incorporation, the election of directors will be determined based on a percentage of votes cast at the Special Joint Meeting of Shareholders. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).


     You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Funds', or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.


     Only shareholders of record on July 31, 2000 may vote at the Meeting or any adjournment of the Meeting. On that date, the Funds had the following numbers of shares of common stock issued and outstanding:


FUND                                                                     SHARES
----                                                                   ---------

The Jundt Growth Fund, Inc...........................................  5,396,700
Jundt Funds, Inc.
  Jundt U.S. Emerging Growth Fund....................................  6,744,048
  Jundt Opportunity Fund.............................................  6,247,569
  Jundt Twenty-Five Fund.............................................  3,235,738
  Jundt Mid-Cap Growth Fund..........................................    289,269
  Jundt Science & Technology Fund....................................    291,348


     Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

     At this point, we know of no other business to be brought before the Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

     THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN 53201-5207 OR CALL 1-800-370-0612.

     Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call D.F. King at 1-800-714-3312 or your registered representative.

     This proxy statement and proxy cards were first mailed to shareholders on or about August 23, 2000.



                              SUMMARY OF PROPOSALS

     The Board of Directors of the Funds is asking for your vote on the following proposals. Each proposal is described in detail below.

PROPOSAL                                         FUNDS AFFECTED
--------                                         --------------

1.  To set the number of directors at seven      Jundt Growth Fund
    and to elect each member of the Board        Jundt U.S. Emerging Growth Fund
    of Directors                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

2.  To approve the elimination or
    modification of the following investment restrictions:


    A.  Modify investment restrictions           Jundt Growth Fund
        regarding borrowing                      Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    B.  Modify investment restrictions           Jundt Growth Fund
        regarding the issuance of senior         Jundt U.S. Emerging Growth Fund
        securities                               Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    C.  Modify investment restrictions           Jundt Growth Fund
        regarding concentration in a             Jundt U.S. Emerging Growth Fund
        particular industry                      Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    D.  Modify investment restrictions           Jundt Growth Fund
        regarding investments in real estate     Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    E.  Modify investment restrictions           Jundt Growth Fund
        regarding investments in commodities     Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    F.  Modify investment restrictions           Jundt Growth Fund
        regarding lending                        Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

    G.  Eliminate diversification investment     Jundt Growth Fund
        restrictions                             Jundt U.S. Emerging Growth Fund

PROPOSAL                                         FUNDS AFFECTED
--------                                         --------------


    H.  Eliminate investment restriction         Jundt Growth Fund
        regarding the pledging of assets

    I.  Eliminate investment restriction         Jundt Growth Fund
        regarding margin purchases and
        short sales

    J.  Eliminate investment restriction         Jundt Growth Fund
        limiting investment in illiquid
        securities

    K.  Eliminate investment restriction         Jundt Growth Fund
        prohibiting investing in companies
        for control


3.  To approve a new Investment Advisory         Jundt Growth Fund
    Agreement between each Fund and              Jundt U.S. Emerging Growth Fund
    Jundt Associates, Inc.                       Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

4.  To transact such other business as may       Jundt Growth Fund
    properly come before the Meeting             Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

THIS PROPOSAL APPLIES TO ALL FUNDS


ELECTION OF DIRECTORS

     At the Meeting you will be asked to elect the nominees listed below to the Companies' Board of Directors, and to thereby set the number of Directors at seven (based on the authority of the Board of Directors to increase or decrease the number of directors).

     Each director will serve until the next meeting of the shareholders or until his successor is elected. Information regarding each nominee's principal occupation and business experience is set forth below.


     The Companies' Board of Directors has an audit committee and nominating committee. The members of the audit committee are John E. Clute, Demetre M. Nicoloff and Darrell R. Wells, and the members of the nominating committee are John E. Clute, Floyd Hall, Demetre M. Nicoloff, Darrell R. Wells and Clark W. Jernigan. The Companies' Board of Directors does not have a compensation committee.

     During the fiscal year ended December 31, 1999, there were four meetings of the Board of Directors, two meetings of the audit committee, and one meeting of the nominating committee. During fiscal year 1999, each director attended at least 75% of the Board of Directors meetings and meetings of committees on which he or she served.


     The audit committee's purpose is to oversee the Funds' accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of the Funds' s financial statements and the independent audits of those statements and to be a liaison between the independent auditors of the Fund and the full Board of Directors. The nominating committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board of Directors. This committee will consider nominees recommended to it for consideration by shareholders of the Company.

                        PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
NAME AND ADDRESS        AFFILIATIONS
----------------        --------------------------------------------------------


James R. Jundt*         Chairman of the Board, Chief Executive Officer,
Age: 58                 Secretary and portfolio manager of Jundt Associates,
1550 Utica Avenue       Inc. since its inception in 1982. Chairman of the Board
South                   and a portfolio manager of The Jundt Growth Fund, Inc.
Suite 950               since 1991, Jundt Funds, Inc. since 1995 and, since
Minneapolis, MN 55416   1999, American Eagle Funds, Inc. President of The Jundt
                        Growth Fund, Inc. from 1991 to 1999 and Jundt Funds,
                        Inc. from 1995 to 1999. Chairman of the Board of the Distributor since 1995. Also a trustee of Gonzaga
                        University.


John E. Clute           Dean and Professor of Law, Gonzaga University School of
Age: 65                 Law, since 1991; previously Senior Vice President Human
1221 West Riverside     Resources and General Counsel, Boise Cascade Corporation
Avenue                  (forest products). Director of The Jundt Growth Fund,
Spokane, WA 99201       Inc. since 1991, Jundt Funds, Inc. since 1995 and, since
                        1999, American Eagle Funds, Inc. Also a director of
                        Hecla Mining Company (mining) and two private companies.

Floyd Hall              Chairman, President and Chief Executive Officer of
Age: 61                 K-Mart Corporation from 1995 to 2000. Chairman from 1989
190 Upper Mtn Ave.      to 1998 and Chief Executive Officer from 1989 to 1995 of
Montclair, NJ 07042     The Museum Company and Alva Replicas. Chairman and Chief
                        Executive Officer from 1984 to 1989 of The Grand Union
                        Company. Chairman and Chief Executive Officer from 1981 to 1984 of Target Stores. President and Chief Executive
                        Officer from 1974 to 1981 of B. Dalton Bookseller.
                        Director of The Jundt Growth Fund, Inc. since 1991,
                        Jundt Funds, Inc. since 1995 and, since 1999, American
                        Eagle Funds, Inc.

Demetre M. Nicoloff     Cardiac and thoracic surgeon, Cardiac Surgical
Age: 66                 Associates, P.A., Minneapolis, Minnesota. Director of
1492 Hunter Drive       The Jundt Growth Fund, Inc. since 1991, Jundt Funds,
Wayzata, MN 55391       Inc. since 1995 and, since 1999, American Eagle Funds,
                        Inc. Also a director of Optical Sensors Incorporated
                        (patient monitoring equipment); Micromedics, Inc.
                        (instrument trays, ENT specialty products and fibrin glue applicators); Applied Biometrics, Inc. (cardiac output measuring devices); and Urometrics, Inc.
                        (ultrasound imaging equipment).

Darrell R. Wells        Managing Director, Security Management Company (asset
Age: 57                 management firm) in Louisville, Kentucky. Director of
Suite 310               The Jundt Growth Fund, Inc. since 1991, Jundt Funds,
4350 Brownsboro Road    Inc. since 1995 and, since 1999, American Eagle Funds,
Louisville, KY 40207    Inc. Also a director of Churchill Downs Inc. (race track
                        operator) and Citizens Financial Inc. (insurance holding company), as well as several private companies.

                        PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
NAME AND ADDRESS        AFFILIATIONS
----------------        --------------------------------------------------------


Clark W. Jernigan       Engineering Director, Cirrus Logic, Inc., Communications
Age: 39                 Products Division, Austin, Texas since 1997; Research
1201 Verdant Way        Associate Analyst, Alex. Brown & Sons Incorporated, New
Austin, TX 78746        York, New York from 1996 to 1997; Product Development
                        Engineering Manager, Advanced Micro Devices, Inc.,
                        Embedded Processor Division, Austin, Texas from June
                        1991 to 1996; since 1999, Director of The Jundt Growth
                        Fund, Inc., Jundt Funds, Inc. and, American Funds, Inc.

Marcus E. Jundt*        Vice Chairman of Jundt Associates, Inc. since 1992.
Age: 35                 Research Analyst, Victoria Investors, New York, New York
Suite 950               from 1988 to 1992. Employed by Cargill Investor
1550 Utica Avenue       Services, Inc. from 1987 to 1988. Since 1999, President
South                   of Jundt Funds, Inc., The Jundt Growth Fund, Inc. and
Minneapolis, MN 55416   American Eagle Funds, Inc. Portfolio Manager of Jundt
                        Funds, Inc. since 1995 and The Jundt Growth Fund since
                        1992. President of U.S. Growth Investments, Inc. since
                        1997. Also a director of a private company.


------------------------

*James R. Jundt, the Chairman of the Board of each of the Companies, and Marcus
 E. Jundt, the President of each of the Companies, are "interested persons" of each of the Funds, as that term is defined in the Investment Company Act. James
 R. Jundt is also a "controlling person," as that term is defined in the Investment Company Act," of the Jundt Associates, the investment adviser to each Fund, and U.S. Growth Investments, Inc., the distributor of each of the Funds. James R. Jundt beneficially owns 95% of the stock of the Jundt Associates and owns 100% of the stock of the U.S. Growth Investments.


     Each of the directors of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. is also a director of American Eagle Funds, Inc. Jundt Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc. have agreed to pay its pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of any fund company managed by the Investment Adviser. In the aggregate, the Jundt Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc. have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid to officers or directors who are "interested persons" of Jundt Growth Fund, Inc., Jundt Funds, Inc. or American Eagle Funds, Inc.

     Director fees and expenses aggregated $81,129 for the fiscal year ended December 31, 1999. The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1999:

                               COMPENSATION TABLE

                                                             PENSION OR
                             AGGREGATE                       RETIREMENT
                           COMPENSATION                       BENEFITS                        TOTAL
                             RECEIVED        AGGREGATE        ACCRUED       ESTIMATED     COMPENSATION
                             FROM THE      COMPENSATION      AS PART OF       ANNUAL       FROM FUND
                           JUNDT GROWTH    RECEIVED FROM        FUND      BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION    FUND, INC.   JUNDT FUNDS, INC.    EXPENSES      RETIREMENT    TO DIRECTORS*
------------------------    ----------   -----------------   ----------   -------------   -------------
James R. Jundt,
 Chairman ............       $     0          $     0            $0             $0           $     0
John E. Clute ........       $ 7,133          $11,067            $0             $0           $18,200
Floyd Hall ...........       $ 7,133          $11,067            $0             $0           $18,200
Demetre M. Nicoloff ..       $ 7,133          $11,067            $0             $0           $18,200
Darrell R. Wells .....       $ 7,133          $11,067            $0             $0           $18,200
Clark W. Jernigan ....       $     0          $     0            $0             $0           $     0


------------------
*Total Compensation paid to directors is for services on the board of The Jundt
 Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc.

VOTE REQUIRED


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANIES VOTE TO SET THE NUMBER OF DIRECTORS AT SEVEN AND VOTE IN FAVOR OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANIES. The vote of a majority of the shares of the Company represented at the Meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. The proxies will vote for the above seven nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event that any of the above nominees are not candidates for election at the Meeting, the proxies may vote for such other persons as Jundt Associates may designate. Nothing currently indicates such situation will arise.

                                  PROPOSAL TWO
                         THE ELIMINATION OR MODIFICATION
                     OF FUNDAMENTAL INVESTMENT RESTRICTIONS


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND

     Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental investment restrictions differ significantly from Fund to Fund. This is in part because the Funds commenced operations at different times, and the wording of the Funds' fundamental investment restrictions has evolved over time. Because having different fundamental investment restrictions among the Funds presents difficulties from a compliance standpoint, and because certain fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive, Jundt Associates proposed that the Funds' investment restrictions be modified and that some investment restrictions be eliminated. The Board of Directors has adopted these proposals, subject to shareholder approval.

     The Investment Company Act of 1940 (the "Investment Company Act") requires that only certain activities of investment companies be governed by fundamental investment restrictions. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental investment restrictions of the Funds governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the Investment Company Act, and to provide uniformity among the Funds' investment restrictions. The Board of Directors has also recommended that shareholders approve the elimination of all fundamental investment restrictions that are not required by the Investment Company Act. If shareholders approve the elimination of these investment restrictions, the Board of Directors will have complete discretion regarding the Funds' investment activities in these areas.


A. MODIFY INVESTMENT RESTRICTIONS REGARDING BORROWING


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND


     The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to borrow money. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with additional borrowing power, should the Commission modify its interpretation of the Investment Company Act. Additional borrowing power allows the Funds greater flexibility to respond to sudden needs for cash. The Funds' current investment restrictions regarding borrowing are set forth below.

     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND,

          The Fund may not borrow money or issue senior securities (as defined in the Investment Company Act), except that the Fund may borrow in amounts not exceeding of 15% of its total assets from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

     JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND


          The Fund may not borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described in the Funds' Prospectus and Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets.

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING BORROWING WITH THE FOLLOWING INVESTMENT RESTRICTION:

          THE FUND MAY NOT BORROW MONEY IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

     The Board believes that the Funds' current investment restrictions regarding borrowing are unnecessarily restrictive and could be disadvantageous to shareholders. The additional borrowing power will provide the Funds with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds. In addition, U.S. Emerging Growth Fund, Opportunity Fund and Twenty-Five Fund may use the additional borrowing power to purchase securities, a practice known as "leveraging,"


     The proposed investment restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The Investment Company Act requires borrowings to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing investment restriction. This asset coverage requirement applies at all times, and not just at the time of borrowing.


     All borrowing involves risks. Interest paid by a Fund on borrowed funds will decrease the net earnings of the Fund. In addition, if a Fund borrows to invest in additional securities, the Fund will incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage will also increase a Fund's volatility and the risk of loss in a declining market. The use of leverage in a declining market will result in a greater decrease in net asset value (possibly by multiples, depending upon the degree of leverage) than if the Fund were not so leveraged. Fund shareholders may lose money as a result of the use of leverage.

     As a non-fundamental investment restriction, Jundt Growth Fund and Jundt U.S. Emerging Growth Fund will not acquire any new securities while borrowings exceed 15% of total assets. This non-fundamental restriction may be changed without shareholder approval.

B. MODIFY INVESTMENT RESTRICTIONS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND

     The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to issue senior securities. The proposed modification to each Fund's current investment restriction is designed to provide additional flexibility to issue senior securities, should the Commission modify its interpretation of the Investment Company Act. The Funds' current investment restrictions regarding the issuance of senior securities are set forth below.

     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND,

          The Fund may not borrow money or issue senior securities (as defined in the Investment Company Act), except that the Fund may borrow in amounts not exceeding of 15% of its total assets from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

     JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND

          The Fund may not issue senior securities, as defined in the Investment Company Act, except as required in connection with otherwise permissible options, futures contracts and leverage activities (as described in the Funds' Prospectus and Statement of Additional Information).

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT
RESTRICTION:

          THE FUND MAY NOT ISSUE SENIOR SECURITIES IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

     The proposed investment restriction provides additional flexibility for the Funds to issue senior securities, should the Commission modify its interpretation of the Investment Company Act. Senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The Investment Company Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a Fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation. The proposed investment restriction permits these types of transactions, if a Fund sets aside cash or liquid securities to cover its obligations.

     The proposed investment restriction does not materially change the Funds' current investment restrictions. However, rather than specifying events where it is permissible for the Fund to issue senior securities, as the current investment restrictions do for the Jundt Opportunity Fund and Jundt Twenty-Five Fund, the proposed investment restriction simply limits the ability of the Funds' to issue senior securities based on current interpretations of the Investment Company Act. This will provide the Fund with more flexibility should the staff of the Commission modify its interpretation of the Investment Company Act to permit additional transactions which might otherwise be considered an impermissible issuance of senior securities.

C. MODIFY THE INVESTMENT RESTRICTION REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.


     The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to concentrate investments in a particular industry or group of industries. The proposed modification to each Fund's current investment restriction is designed to provide additional flexibility to concentrate in a particular industry (or group of industries), should the Commission modify its interpretation of the Investment Company Act. The Funds' current investment restrictions regarding industry concentration are set forth below.


     JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, JUNDT TWENTY-FIVE FUND

          The Fund may not invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).

     IT IS PROPOSED THAT THE FUNDS REPLACE THEIR CURRENT INVESTMENT RESTRICTIONS REGARDING CONCENTRATION WITH THE FOLLOWING INVESTMENT RESTRICTION:

          THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT. SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES SHALL NOT BE CONSIDERED TO REPRESENT AN "INDUSTRY" WITHIN THE MEANING OF THIS LIMITATION. HOWEVER, A FUND MAY CONCENTRATE ITS INVESTMENTS IN ONE OR MORE MARKET SECTORS WHICH MAY BE MADE UP OF COMPANIES IN A NUMBER OF RELATED INDUSTRIES.

     The Investment Company Act requires that a Fund state its position regarding concentration in an industry. While the Investment Company Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     As set forth above, each Fund has a policy not to concentrate its investments in a particular industry, except for U.S. Government securities and agencies or instrumentalities. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a Fund may create its own reasonable industry classifications, Jundt Associates believes that it is not necessary to include such matters in the fundamental investment restrictions of the Funds.

     The proposed investment restrictions do not materially change the Funds' current investment restrictions. However, rather than defining concentration, as the current investment restrictions do, the proposed investment restrictions state that whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act as it is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentrate."


D. MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.


     The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in real estate. The proposed modification to each Fund's current investment restriction is designed to clarify that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. The Funds' current investment restriction regarding real estate is set forth below.

     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND

          The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

     JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND

          The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING INVESTMENT RESTRICTION:

          THE FUND MAY NOT ACQUIRE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY REAL ESTATE OR INTERESTS IN REAL ESTATE OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN REAL ESTATE OR INTERESTS IN REAL ESTATE.


     Both the current and proposed investment restrictions prohibit direct investments in real estate. The proposed investment restriction clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. To the extent that a Fund buys securities backed by real estate or issued by companies that deal in real estate, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. The structure, cash flow, and management skill of real estate companies could also affect performance.

E. MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.


     The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in commodities. The proposed modification to each Fund's current investment restriction is designed to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities. The proposed modification is also designed to provide Jundt Growth Fund and Jundt U.S. Emerging Growth Fund with greater flexibility to invest in interest rate, currency and stock index futures contracts. The Funds' current investment restriction regarding commodity investments is set forth below.

     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND

          The Fund may not purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices.

     JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND


          The Fund may not purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures contracts and commodity activities (as described in the Funds' Prospectus and Statement of Additional Information).


     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING INVESTMENT RESTRICTIONS:

          THE FUND MAY NOT ACQUIRE OR SELL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES CONTRACTS UNLESS ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY PHYSICAL COMMODITIES OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN PHYSICAL COMMODITIES.


     The purpose of the proposed change is to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities. In addition, the proposed change provides Jundt Growth Fund and Jundt U.S. Emerging Growth Fund, which currently specify which types of financial instruments or contracts are permissible, with greater flexibility to invest in interest rate, currency and stock index futures contracts. The Investment Company Act requires a mutual fund to state as a fundamental investment restriction the extent to which it may engage in the purchase and sale of commodities. At the time the Investment Company Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. The current investment restrictions of the Jundt Growth Fund and Jundt U.S. Emerging Growth Fund prohibit investments in commodities or commodity contracts except for certain specified types of financial instruments that might be categorized as commodities.


     Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

     Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

     The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

F. MODIFY THE INVESTMENT RESTRICTION REGARDING LENDING


     THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.


     The Investment Company Act requires each Fund to have a fundamental investment restriction regarding lending. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with increased flexibility to rely on regulatory interpretations of Investment Company Act, which may increase the ability of the Funds to engage in such various types of lending. The Funds' current investment restrictions regarding lending are set forth below.


     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND

          The Fund may not make loans of securities to other persons in excess of 25% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

     JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND

          The Fund may not make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Funds' Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of it total assets.

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING LENDING WITH THE FOLLOWING INVESTMENT RESTRICTION:

          THE FUND MAY NOT MAKE LOANS IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT.

     As noted above, each Fund's current lending investment restriction prohibits making loans to others, but contains exceptions to this prohibition. For example, each Fund is permitted to enter into repurchase agreements and purchase of debt securities. Unlike the current investment restrictions, the proposed investment restriction does not specify the particular types of lending in which each Fund is permitted to engage. Instead, the proposed investment restriction permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to Board approval, to lend its securities to the full extent permitted by the Investment Company Act. Currently, the maximum amount that any Fund could lend under the Investment Company Act would be portfolio securities equal to one-third of the value of the Fund's total assets (including securities lent), compared to the 25% of total assets permitted under the current investment restrictions for the Jundt Growth

Fund and Jundt U.S. Emerging Growth Fund. The Jundt Opportunity Fund and Jundt Twenty-Five Fund currently permit loans equal to one-third of the value of the Fund's total assets.

     In addition, under the proposed new fundamental investment restriction, the Fund could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for Investment Company Act purposes, and could engage in such other types of "lending" as may be permitted under the Investment Company Act and applicable interpretations from time to time. The proposed investment restriction, unlike the current investment restrictions, thus would permit the Funds to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval.


     The risks associated with increased lending of portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund will retain the right to call the loans at any time on reasonable notice.

G. ELIMINATE DIVERSIFICATION INVESTMENT RESTRICTION


     THIS PROPOSAL APPLIES TO THE JUNDT GROWTH FUND AND THE JUNDT U.S. EMERGING GROWTH FUND.

     The Jundt Growth Fund and the Jundt U.S. Emerging Growth Fund each have a fundamental investment restriction related to diversification. It is proposed that this investment restriction, which is set forth below, be eliminated.

     JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND

          The Fund may not with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.


     Jundt Associates believes that the diversification investment restriction is an unnecessary duplication of the requirements for "diversified" investment companies under the Investment Company Act. Both of the Funds have elected to operate as a "diversified" investment company as defined under the Investment Company Act. This will not change if you vote to eliminate the investment restriction listed above. The Investment Company Act currently defines a "diversified" investment company as one that meets the following requirements:

          At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.


     This definition is nearly identical to the diversification investment restrictions currently in place for Jundt Growth Fund and Jundt U.S. Emerging Growth Fund. Therefore, Jundt Associates believes that the diversification investment restriction is redundant and unnecessary.

H. ELIMINATE THE INVESTMENT RESTRICTION REGARDING THE PLEDGING OF ASSETS


     THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.


     The Jundt Growth Fund has a fundamental investment restriction regarding its ability to pledge, mortgage or hypothecate its assets. It is proposed that this investment restriction, which is set forth below, be eliminated. Elimination of this investment restriction will permit Jundt Growth Fund to pledge its assets in order to secure additional borrowing power.


     JUNDT GROWTH FUND

          The Fund may not pledge, mortgage or hypothecate it assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures contracts transactions are not deemed to be pledges or hypothecations for this purpose).

     Mutual funds are not required to adopt fundamental investment restrictions regarding the pledging of assets. However, the Jundt Growth Fund adopted this fundamental investment restriction as a counterpart to its fundamental investment restriction limiting borrowing to 15% of net assets. As discussed above in the proposal regarding borrowing, the Board believes that it is in each Fund's best interest to have the ability to borrow to the maximum extent permitted by the Investment Company Act. Similarly, the Board believes that it is in the Jundt Growth Fund's best interest to be able to pledge assets to the extent necessary to secure such borrowing. The Board further believes that limitations on the Fund's ability to pledge its assets are unnecessary since, even if the Fund is not restricted in its ability to pledge assets, it is limited in its ability to borrow by the Investment Company Act. Therefore, the Board is recommending that the above investment restriction be eliminated.

     Pledging assets does entail certain risks. To the extent that a Fund pledges its assets, the Fund may have less flexibility in liquidating its assets.

If large portions of the Fund's assets are involved, the Fund's ability to meet redemption requests or other obligations could be delayed. The Board intends to adopt a non-fundamental investment restriction providing that the Jundt Growth Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings (which means that this investment restriction could be amended or eliminated in the future without shareholder approval). Collateral arrangements with respect to futures contracts, options transactions and certain options transactions will not be considered pledges by the Funds and will not be restricted.

I. ELIMINATE THE INVESTMENT RESTRICTION REGARDING MARGIN PURCHASES AND SHORT
   SALES


     THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.


     The Jundt Growth Fund has a investment restriction, separate and apart from its borrowing investment restriction, prohibiting it from purchasing securities on margin or making short sales of securities, other than for short-term credit necessary for clearance of purchases and sales and for margin deposits in connection with transactions in options and futures contracts. Since this investment restriction was adopted in order to comply with state securities laws that no longer apply, it is proposed that this investment restriction, which is set forth below, be eliminated and replaced with a non-fundamental investment restriction (which may be modified or eliminated without shareholder approval).


     JUNDT GROWTH FUND

          The Fund may not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but is may make margin deposits in connection with transactions in options, futures contracts and options on futures contracts.


     The Jundt Growth Fund adopted this investment restriction in order to comply with state securities laws that no longer apply. The Board believes that the portion of the Fund's investment restriction prohibiting the purchase of securities on margin is not necessary since the Fund's ability to engage in margin transactions is limited by the Investment Company Act. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. A Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be subject to the current position taken by the staff of the Commission that margin transactions create senior securities. The Investment Company Act prohibits funds from issuing "senior securities" unless there is "asset coverage" relating to the issuance of at least 300% of the amount of the senior security. Therefore, a Fund's ability to engage in margin transactions will be limited by the requirements that margin transactions have 300% asset coverage and that margin be used only for short-term credit as is necessary for the clearance of securities transactions.

     The Board believes that the portion of the investment restrictions prohibiting short sales of securities is not necessary because the Fund will be limited in its ability to sell securities short by the restrictions on the issuance of senior securities imposed by the Investment Company Act. A short sale is made by selling a security a Fund does not own. A short sale is "against the box" if the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Commission staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security. As a result, a Fund may not issue senior securities unless the Fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

     Short sales are subject to the risk that the Funds will incur a loss if the price of a security sold short increases between the date of the short sale and the date on which the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," a Fund's market risk is unlimited in that the increase in the market price of the security sold short is unlimited.

     Should shareholders vote to eliminate the current fundamental investment restrictions, the Board intends to adopt a non-fundamental investment restriction (which could be amended or eliminated in the future without shareholder approval) providing that (a) the Jundt Growth Fund may not make short sales of securities, other than short sales "against the box," and (b) the Jundt Growth Fund may not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of securities transactions and (c) the Jundt Growth Fund may make margin deposits in connection with futures contracts.

J. ELIMINATE THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN ILLIQUID ASSETS


     THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.


     The Jundt Growth Fund has a fundamental investment restriction regarding its investments in illiquid assets. Since mutual funds are not required to adopt fundamental investment restrictions regarding investments in illiquid assets, it is proposed that this investment restriction, which is set forth below, be eliminated and replaced with a non-fundamental restriction (which may be modified or eliminated without shareholder approval).


     JUNDT GROWTH FUND

          The Fund may not invest more than 15% of its assets in illiquid securities.


     Mutual funds are not required to adopt fundamental investment restrictions regarding investments in illiquid assets. However, the Jundt Growth Fund has adopted the investment restriction to assure that the Fund's portfolio would consist primarily of securities that are readily marketable, and that the Fund would therefore be able to make timely payment for redeemed shares. The Commission's current policy with respect to investment in illiquid assets, which is similar to the Funds current investment restriction, permits mutual funds to invest up to 15% of their net assets in illiquid securities (10% for money market funds).


     If shareholders approve elimination of the fundamental investment restriction regarding investments in illiquid securities, the Jundt Growth Fund will adopt a non-fundamental investment restriction providing that it may invest up to 15% of its net assets in illiquid securities. This investment restriction could be amended or eliminated in the future without shareholder approval. However, the Board of Directors would not be able to increase the percentage of a Fund's assets that could be invested in illiquid securities absent a change in the Commission's position regarding these investments.


K. ELIMINATE THE INVESTMENT RESTRICTION REGARDING INVESTING IN COMPANIES FOR CONTROL


     THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.


     The Jundt Growth Fund is subject to a fundamental investment restriction providing that the Fund may not "make investments for the purpose of exercising control or management." It is proposed that this investment restriction be eliminated. The investment restriction was adopted to comply with state securities laws that no longer apply to the Fund, and the Board of Directors believes that the investment restriction is not necessary. None of the Funds invests in companies for the purpose of exercising control over, or managing, those companies. Elimination of the investment restriction will not change the way any of the Funds currently subject to the investment restriction is managed. However, should the Fund change of its current policy (which may be effected without shareholder approval), the Fund will be subject to special risks associated with such investments made for the purpose of obtaining control or management. If the Fund were to invest for purposes of obtaining control or influencing management, the Fund will incur additional expenses, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. Such investments will also restrict the Fund's ability to freely dispose of the securities with respect to which it is deemed to be investing for control, which might adversely affect the Fund's liquidity as well as the sales price of those securities.



VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THAT FUND'S INVESTMENT RESTRICTIONS. The changes must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment restriction changes.

                                 PROPOSAL THREE
                          APPROVAL OF A NEW INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                      EACH FUND AND JUNDT ASSOCIATES, INC.

THIS PROPOSAL APPLIES TO ALL FUNDS

     PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH FUND AND JUNDT ASSOCIATES, INC.

     At the Meeting, the shareholders of each Fund will be asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Jundt Associates, which will replace the Fund's existing Investment Advisory Agreement with Jundt Associates (the "Existing Advisory Agreement"). This action is necessitated by a proposed change in ownership of Jundt Associates (as detailed below), which will cause each Fund's Existing Advisory Agreement to terminate automatically. To provide for the ongoing management of the Funds following such change in ownership (which will occur as soon as practicable following the shareholders' approval of the New Advisory Agreements), Fund shareholders are being asked to approve the New Advisory Agreements, which will take effect immediately upon such change in ownership.

     THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED EACH FUND'S NEW ADVISORY AGREEMENT AND, WITHOUT QUALIFICATION, RECOMMENDS THAT IT BE APPROVED BY THE FUND'S SHAREHOLDERS.

     Jundt Associates serves as the investment advisor to each Fund under the Existing Advisory Agreements. James R. Jundt is the Chairman of the Board and Chief Executive Officer of Jundt Associates and currently owns 95% of its stock. A trust benefiting Mr. Jundt's children and grandchildren owns the remaining 5% of the stock. As soon as practicable following the shareholders' approval of the New Advisory Agreements, Marcus E. Jundt, currently the President and a portfolio manager of each Fund and son of James R. Jundt, has announced that he will acquire all of the Jundt Associates shares currently owned by James R. Jundt. This change in ownership (a "change in control" of Jundt Associates within the meaning of the Investment Company Act) will cause each Existing Advisory Agreement to terminate automatically. This, in turn, will necessitate adoption by each Fund of its New Advisory Agreement to enable Jundt Associates to continue to serve as the Funds' investment adviser following such change in ownership. Under the Investment Company Act, each Fund's New Advisory Agreement must be approved by the Fund's shareholders.

     The date of each Fund's Existing Advisory Agreement, the date of their most recent approval by the Board of Directors, and the date of their approval by Fund shareholders is set forth below:

                                 DATE OF       SHAREHOLDER      MOST RECENT
FUND                            AGREEMENT       APPROVAL      BOARD APPROVAL
----                            ---------      -----------    --------------
Growth Fund .................   12/28/1995     12/28/1995       7/25/2000
U.S. Emerging Growth Fund ...    12/4/1995     12/22/1995       7/25/2000
Opportunity Fund ............    12/3/1996      12/3/1996       7/25/2000
Twenty-Five Fund ............   12/18/1997     12/18/1997       7/25/2000
Mid-Cap Growth Fund .........    4/28/2000      4/28/2000       7/25/2000
Science & Technology Fund ...    4/28/2000      4/28/2000       7/25/2000

     At the most recent Board of Directors meeting on July 25, 2000, the only action taken with respect to the investment advisory agreements (in addition to the approval of the New Advisory Agreements) was a reapproval of the Existing Advisory Agreements until further action by the Funds' shareholders or the Board of Directors.

     Under each Fund's Existing Advisory Agreement, Jundt Associates is responsible for managing the Fund's investment portfolio. The Board of Directors supervises Jundt Associates' performance. Growth Fund and U.S. Emerging Growth Fund pay Jundt Associates a monthly advisory fee at an annual rate of 1.0% of the fund's average daily net assets. Each other Fund pays Jundt Associates a monthly advisory fee at an annual rate of 1.3% of the fund's average daily net assets. During each of the last three fiscal years, each Fund paid advisory fees as follows:

                                                YEAR ENDED DECEMBER 31,
                                          ----------------------------------
FUND                                        1997         1998         1999
----                                      --------     --------     --------
Growth Fund ..........................    $906,945     $824,938     $971,085
U.S. Emerging Growth Fund ............    $163,666     $214,784     $498,766
Opportunity Fund .....................    $ 61,941     $236,669     $856,971
Twenty-Five Fund .....................       *         $ 42,951     $452,191
Mid-Cap Growth Fund ..................       *            *            *
Science & Technology Fund ............       *            *            *

-------------------
*Fund formed after completion of fiscal year.

     Jundt Associates also serves as the investment adviser to the American Eagle Capital Appreciation Fund and the American Eagle Twenty Fund which have investment objectives similar to the Opportunity Fund and Twenty-Five Fund, respectively. The American Eagle Capital Appreciation Fund and American Eagle Twenty Fund are each a series of American Eagle Funds, Inc. Under the terms of its investment advisory agreements with American Eagle Capital Appreciation Fund and American Eagle Twenty

Fund, Jundt Associates receives from each fund a monthly advisory fee at an annual rate of 1.3% of the fund's average daily net assets.


     Each Fund's Existing Advisory Agreement and New Advisory Agreement provide for the same compensation to Jundt Associates and further provide that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding shares of the Fund, or by Jundt Associates, upon 60 days' written notice to the other party. Each Agreement also provides that for its automatic termination in the event of its "assignment" (which includes any change in control of Jundt Associates). The form of the New Advisory Agreement (marked to indicate proposed revisions to the Existing Advisory Agreement) is attached to this proxy statement as Appendix A.


     The only technical change being proposed in the New Advisory Agreement (in addition to its effective date) is to the provision that governs how the Agreement may be amended in the future. Each Existing Advisory Agreement provides that "No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund." Each proposed New Advisory Agreement will provide that "This Agreement may be amended in the manner prescribed by the Investment Company Act of 1940, as amended, or any successor statute. If the Investment Company Act were to require shareholder approval of such amendment, the approval shall mean a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund." The Board of Directors believes that this change could potentially provide the Funds with the flexibility to adopt future amendments that, according to applicable law, do not warrant the protections and expense of obtaining shareholder approval.


     In approving the New Advisory Agreements and recommending their approval by Fund shareholders, the Company's Board of Directors considered all relevant facts and circumstances, including but not limited to the following factors:

     * The terms of the New Advisory Agreements (including the fees payable to Jundt Associates) are substantially identical to the Existing Advisory Agreements.

     * Marcus E. Jundt has been employed by Jundt Associates as its Vice Chairman and as a portfolio manager since 1992. He has served as the President of U.S. Growth Investments, each Fund's distributor, since its inception and, since 1999, has served as each Fund's President. Over the past three years, Marcus Jundt has been responsible for all aspects of Jundt Associates' business lines and operations. In short, approval of the New Advisory Agreements will not result in any substantive changes in the manner in which Jundt Associates or the Funds are managed or in the portfolio managers responsible for managing the Funds.



                             EXECUTIVE OFFICERS AND
                       DIRECTORS OF JUNDT ASSOCIATES, INC.

   Information about each director and executive officer's position and term of office with Jundt Associates, Inc. and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years.

NAME AND (AGE)                POSITION               DURING PAST FIVE YEARS
--------------        -----------------------   --------------------------------

James R. Jundt (58)   Chairman                  See biographical information in
                                                Proposal One.

Marcus E. Jundt (35)  Vice Chairman             See biographical information in
                                                Proposal One.

Jon C. Essen (36)     Chief Financial Officer   Chief Financial Officer of Jundt
                                                Associates, Inc. since 1998.
                                                Treasurer of The Jundt Growth
                                                Fund, Inc., Jundt Funds, Inc.
                                                and, American Eagle Funds, Inc.
                                                since 1999. Senior Financial
                                                Analyst, Norwest Investment
                                                Services, Inc., 1997 to 1998.
                                                Fund Reporting and Control
                                                Supervisor, Voyageur Funds Inc.,
                                                1994 to 1997.


VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. Each Fund's new Investment Advisory Agreement must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     If the shareholders of any Fund fail to approve the New Advisory Agreement, the Board of Directors will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider approval of the New Advisory Agreement. Under the provisions of the Investment Company Act and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will terminate immediately upon the consummation of the Assignment. If such a termination should occur before a new advisory agreement has been approved by Fund shareholders, Jundt Associates will continue providing advisory services to the Funds for compensation equal to the lesser of (a) the amounts which would be payable to it under the Existing Advisory Agreement, or (b) the actual out-of-pocket costs and expenses incurred by it in providing such investment advisory services. In such event, Jundt Associates has agreed to provide its services in accordance with those terms, pending shareholder approval of the New Advisory Agreement.



                              OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.


                                                BUSINESS EXPERIENCE
NAME AND (AGE)           POSITION              DURING PAST FIVE YEARS
--------------          ----------   ------------------------------------------

James R. Jundt (58)      Chairman    See biographical information in Proposal
                                     One.

Marcus E. Jundt (35)     President   See biographical information in Proposal
                                     One.

Jon C. Essen (36)        Treasurer   See biographical information in Proposal
                                     Three.


James E. Nicholson (49)  Secretary   Partner with the law firm of Faegre &
                                     Benson LLP, Minneapolis, Minnesota, which has served as general counsel to the Investment Adviser, Jundt Growth Fund,
                                     Inc., Jundt Funds, Inc., American Eagle
                                     Funds, Inc., and the Distributor since
                                     their inception. Secretary of The Jundt
                                     Growth Fund, Inc. since 1991, Jundt Funds,
                                     Inc. since 1995 and American Eagle Funds,
                                     Inc. since 1999.

                          TABLE OF FUND SHARES HELD BY
                       DIRECTORS AND OFFICERS OF THE FUNDS

     The following table sets forth, as of July 31, 2000, beneficial ownership of the Funds' shares by each director and all directors and officers as a group:

                                         SHARE        NUMBER OF     PERCENT OF
NAME OF DIRECTOR/OFFICER                 CLASS      SHARES OWNED      CLASS
------------------------                 -----      ------------    ----------

JUNDT GROWTH FUND --
 CLASS I
James R. Jundt                             I        1,017,655.206     20.76%
Marcus E. Jundt                            I                   --      0.00%
John E. Clute                              I                   --      0.00%
Floyd Hall                                 I              178.629      0.00%
Demetre M. Nicoloff                        I           80,139.594      1.63%
Darrell R. Wells                           I                   --      0.00%
Clark W. Jernigan                          I                   --      0.00%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I        1,097,973.429     22.40%

JUNDT GROWTH FUND --
 CLASS A
James R. Jundt                             A              122.933      0.07%
All directors and officers
 as a group                                A              122.933      0.07%

JUNDT GROWTH FUND --
 CLASS B
James R. Jundt                             B              123.714      0.06%
All directors and officers
 as a group                                B              123.714      0.06%

JUNDT GROWTH FUND --
 CLASS C
James R. Jundt                             C              123.552      0.14%
All directors and officers
 as a group                                C              123.552      0.14%

JUNDT US EMERGING
 GROWTH FUND -- CLASS I
James R. Jundt                             I          413,083.595     82.76%
Marcus E. Jundt                            I                   --      0.00%
John E. Clute                              I                   --      0.00%
Floyd Hall                                 I           15,235.501      3.05%
Demetre M. Nicoloff                        I           48,580.113      9.73%
Darrell R. Wells                           I                   --      0.00%
Clark W. Jernigan                          I                   --      0.00%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I          476,899.209     95.55%

                                         SHARE        NUMBER OF     PERCENT OF
NAME OF DIRECTOR/OFFICER                 CLASS      SHARES OWNED      CLASS
------------------------                 -----      ------------    ----------

JUNDT US EMERGING
 GROWTH FUND -- CLASS A
James R. Jundt                             A              181.120      0.01%
All directors and officers
 as a group                                A              181.120      0.01%

JUNDT US EMERGING
 GROWTH FUND -- CLASS B
James R. Jundt                             B              181.534      0.01%
All directors and officers
 as a group                                B              181.534      0.01%

JUNDT US EMERGING
 GROWTH FUND -- CLASS C
James R. Jundt                             C              181.570      0.01%
All directors and officers
 as a group                                C              181.570      0.01%

JUNDT OPPORTUNITY
 FUND -- CLASS I
James R. Jundt                             I          908,422.184     78.65%
Marcus E. Jundt                            I                   --      0.00%
John E. Clute                              I                   --      0.00%
Floyd Hall                                 I           52,432.216      4.54%
Demetre M. Nicoloff                        I                   --      0.00%
Darrell R. Wells                           I                   --      0.00%
Clark W. Jernigan                          I                   --      0.00%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I          960,854.400     83.19%

JUNDT OPPORTUNITY
 FUND -- CLASS A
James R. Jundt                             A              112.423      0.01%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                A              112.423      0.01%

JUNDT OPPORTUNITY
 FUND -- CLASS B
James R. Jundt                             B              142.130      0.01%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                B              142.130      0.01%

JUNDT OPPORTUNITY
 FUND -- CLASS C
James R. Jundt                             C              112.425      0.01%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                C              112.425      0.01%

                                         SHARE        NUMBER OF     PERCENT OF
NAME OF DIRECTOR/OFFICER                 CLASS      SHARES OWNED      CLASS
------------------------                 -----      ------------    ----------

JUNDT TWENTY-FIVE FUND --
 CLASS I
James R. Jundt                             I          392,626.000     94.23%
Marcus E. Jundt                            I                   --      0.00%
John E. Clute                              I                   --      0.00%
Floyd Hall                                 I                   --      0.00%
Demetre M. Nicoloff                        I                   --      0.00%
Darrell R. Wells                           I                   --      0.00%
Clark W. Jernigan                          I                   --      0.00%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I          392,626.000     94.23%

JUNDT TWENTY-FIVE FUND --
 CLASS A
James R. Jundt                             A            2,274.127      0.21%
All directors and officers
 as a group                                A            2,274.127      0.21%

JUNDT TWENTY-FIVE FUND --
 CLASS B
James R. Jundt                             B            1,092.124      0.11%
All directors and officers
 as a group                                B            1,092.124      0.11%

JUNDT TWENTY-FIVE FUND --
 CLASS C
James R. Jundt                             C            1,089.349      0.15%
All directors and officers
 as a group                                C            1,089.349      0.15%

JUNDT MID-CAP GROWTH
 FUND -- CLASS I
James R. Jundt                             I           11,176.213     24.10%
Marcus E. Jundt                            I                   --
John E. Clute                              I                   --
Floyd Hall                                 I                   --
Demetre M. Nicoloff                        I                   --
Darrell R. Wells                           I                   --
Clark W. Jernigan                          I                   --
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I           11,676.213     25.17%

JUNDT MID-CAP GROWTH
 FUND -- CLASS A
James R. Jundt                             A                1.000      0.00%
All directors and officers
 as a group

JUNDT MID-CAP GROWTH
 FUND -- CLASS B
James R. Jundt                             B                1.000      0.00%
All directors and officers
 as a group

                                         SHARE        NUMBER OF     PERCENT OF
NAME OF DIRECTOR/OFFICER                 CLASS      SHARES OWNED      CLASS
------------------------                 -----      ------------    ----------

JUNDT MID-CAP GROWTH
 FUND -- CLASS C
James R. Jundt                             C                1.000      0.00%
All directors and officers
 as a group

JUNDT SCIENCE &
 TECHNOLOGY FUND --
 CLASS I
James R. Jundt                             I           10,000.170     21.87%
Marcus E. Jundt                            I                   --      0.00%
John E. Clute                              I                   --      0.00%
Floyd Hall                                 I                   --      0.00%
Demetre M. Nicoloff                        I                   --      0.00%
Darrell R. Wells                           I                   --      0.00%
Clark W. Jernigan                          I                   --      0.00%
ALL DIRECTORS AND OFFICERS
 AS A GROUP                                I           10,500.170     22.96%

JUNDT SCIENCE &
 TECHNOLOGY FUND --
 CLASS A
James R. Jundt                             A                1.000      0.00%
All directors and officers
 as a group                                A                1.000      0.00%

JUNDT SCIENCE &
 TECHNOLOGY FUND --
 CLASS B
James R. Jundt                             B                1.000      0.00%
All directors and officers
 as a group                                B                1.000      0.00%

JUNDT SCIENCE &
 TECHNOLOGY FUND --
 CLASS C
James R. Jundt                             C                1.000      0.00%
All directors and officers
 as a group                                C                1.000      0.00%

                     ADDITIONAL INFORMATION ABOUT THE FUNDS


     As of July 31, 2000, the following persons were known to Jundt Associates to be the beneficial owners of 5% or more of a class of shares of any of the Funds.


                                            SHARE      NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER   CLASS    SHARES OWNED      CLASS
-----------------------------------------   -----    ------------    ----------

JUNDT GROWTH FUND


JJB Hilliard Custodian for Jack E. Brown      A          15,292         8.57%
501 South 4th Street
Louisville, KY 40202

Durcan/Bedke JTWROS                           A          11,179         6.27%
4850 Boise River Lane
Boise, ID 83706

Merrill Lynch FBO                             A          43,836        24.57%
Customer Accounts                             B          61,798        27.49%
4800 Deer Lake Drive East, 3rd Floor          C          46,243        50.88%
Jacksonville, FL 32246                        I       2,665,757        54.37%

James R. Jundt                                I       1,017,655        20.76%
1400 Bracketts Point Road
Wayzata, MN 55391


JUNDT U.S. EMERGING GROWTH FUND


USB Piper Jaffray FBO                         I          48,580         9.73%
Demetre M. Nicoloff
222 South 9th St
Minneapolis, MN 55402

Merrill Lynch FBO                             A         523,294        18.79%
Customer Accounts                             B         840,397        40.47%
4800 Deer Lake Drive East, 3rd Floor          C         697,355        50.41%
Jacksonville, FL 32246

James R. Jundt                                I         413,084        82.76%
1400 Bracketts Point Road
Wayzata, MN 55391

REM Inc & Affiliates                          A         240,899         8.65%
Employees Retirement Plan
6921 York Avenue South
Edina, MN 55435

Columbus Circle Trust FBO                     A         359,817        12.92%
Ironworkers District Council of
New England
1 Station Place
Stamford CT 06902


JUNDT OPPORTUNITY FUND


Charles Schwab and Company FBO                A         185,053         8.50%
Customer Accounts
101 Montgomery Street
San Francisco, CA 94104

                                            SHARE      NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER   CLASS    SHARES OWNED      CLASS
-----------------------------------------   -----    ------------    ----------


Merrill Lynch FBO                             A         413,502        19.00%
Customer Accounts                             B         426,489        25.34%
4800 Deer Lake Drive East, 3rd Floor          C         424,438        34.42%
Jacksonville, FL 32246

James R. Jundt                                I         908,422        78.65%
1400 Bracketts Point Road
Wayzata, MN 55391

REM Inc & Affiliates                          A         184,988         8.50%
Employees Retirement Plan
6921 York Avenue South
Edina, MN 55435


JUNDT TWENTY-FIVE FUND


Banc of America Securities                    A         104,444         9.53%
600 Montgomery Street
San Francisco, CA 94111

Merrill Lynch FBO                             A         279,576        25.51%
Customer Accounts                             B         277,781        27.62%
4800 Deer Lake Drive East, 3rd Floor          C         416,591        58.07%
Jacksonville, FL 32246

James R. Jundt                                I         392,626        94.23%
1400 Bracketts Point Road
Wayzata, MN 55391

REM Inc & Affiliates                          A          94,690         8.64%
Employees Retirement Plan
6921 York Avenue South
Edina, MN 55435


JUNDT MID-CAP GROWTH FUND


Alfred A. and Brenda C. Iverson               A          13,521        15.81%
2216 Huntington Point Road
Wayzata, MN 55391

Donaldson, Lufkin Jenrette FBO                A          21,192        24.77%
Customer Accounts
P.O. Box 2052
Jersey City, NJ 07303

USB Piper Jaffray FBO                         A           6,073         7.10%
William A. Dodd
222 South 9th St
Minneapolis, MN 55402

Dain Rauscher FBO                             B          15,859        25.04%
Marvin F. Sundquist
PO Box 1308
Yakima, WA 98907

                                            SHARE      NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER   CLASS    SHARES OWNED      CLASS
-----------------------------------------   -----    ------------    ----------


Dain Rauscher FBO                             B           6,331        10.00%
Yakima Valley Community College
Foundation
PO Box 22520
Yakima, WA 98907

Dain Rauscher FBO                             B           6,074         9.59%
Royal & Kathryn Keith
5 North 28th Ave
Yakima, WA 98902

Dain Rauscher FBO                             B           5,250         8.29%
Robert M. and Jean Bumsted
11311 West 75th St
Burr Bridge, IL 60525

David R. Cote                                 C          81,913        87.14%
1203 East Rockwood Pines Road
Spokane, WA 99203

TPB Investment Limited Partnership            C           5,118         5.45%
c/o Todd P. Belfer
5450 East Arcadia Lane
Phoenix, AZ 85018

Weigel Family Trust                           I          20,000        43.12%
Charles L. Weigel Trustee
4369 Thielen Ave
Edina, MN 55436

James R. Jundt                                I          11,176        24.10%
1550 Utica Ave South, Suite 950
Minneapolis MN 55416

Charles L. & Priscilla A. Weigel              I           7,478        16.12%
4369 Thielen Ave
Edina, MN 55436

Firstar Bank Custodian                        I           4,098         8.83%
Sarah Hipskind
2317 Boulder Road
Chanhassen, MN 55317


JUNDT SCIENCE & TECHNOLOGY FUND


Alfred A. and Brenda C. Iverson               A          11,807        12.63%
2216 Huntington Point Road
Wayzata, MN 55391

Donaldson, Lufkin Jenrette FBO                A           9,383        10.03%
Customer Accounts
P.O. Box 2052
Jersey City, NJ 07303

Clifford N. & Evelien F. Reeves               A           9,357        10.01%
22804 East Clearwater Lane
Liberty Lake, WA 99019

                                            SHARE      NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL OWNER   CLASS    SHARES OWNED      CLASS
-----------------------------------------   -----    ------------    ----------


Dain Rauscher FBO                             B           4,938        21.23%
Marvin F. Sundquist
PO Box 1308
Yakima, WA 98907

Dain Rauscher FBO                             B           2,957        12.71%
Yakima Valley Community College
Foundation
PO Box 22520
Yakima, WA 98907

Dain Rauscher FBO                             B           2,469        10.62%
J Brian Sims
823 Carriage Hill Drive
Yakima, WA 98908

Dain Rauscher FBO                             B           2,462        10.58%
Elaine E Dufault
4201 Garden Park Way
Yakima, WA 98908

Raymond James and Associates FAO              B           1,945         8.36%
John K. and Katrina L Patton
521 West Carolina Ave
Summerville, SC 29483

Dean Witter FBO                               B           1,481         6.37%
Southwest Fertility Center
PO Box 250
Church Street Station
New York, AZ 85016

Stifel Nicolaus & Co FBO                      B           1,234         5.31%
Ballard W Cassady
501 North Broadway
St Louis, MO 63102

David R. Cote                                 C          81,812        63.50%
1203 East Rockwood Pines Road
Spokane, WA 99203

Weigel Family Trust                           I          20,040        43.82%
Charles L. Weigel Trustee
4369 Thielen Ave
Edina, MN 55436

James R. Jundt                                I          10,000        21.87%
1550 Utica Ave South, Suite 950
Minneapolis MN 55416

Charles L. & Priscilla A. Weigel              I           7,461        16.32%
4369 Thielen Ave
Edina, MN 55436

                    FIRMS THAT PROVIDE SERVICES TO THE FUNDS


                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                       1550 Utica Avenue South, Suite 950
                          Minneapolis, Minnesota 55416

                                   DISTRIBUTOR
                          U.S. Growth Investments, Inc.
                       1550 Utica Avenue South, Suite 950
                          Minneapolis, Minnesota 55416

                                  ADMINISTRATOR
                        Firstar Mutual Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207

                              SHAREHOLDER PROPOSALS


     The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the applicable Fund no later than four months prior to the date proxy statements are mailed to shareholders.


Dated: August 23, 2000                             James E. Nicholson, SECRETARY

                                                                       EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, is made and entered into this ___ day of _________, 2000, by and between _______________________ (the "Fund"), a separately managed series of ________________, a Minnesota corporation (the "Company"), and Jundt Associates, Inc., a Minnesota corporation (the "Adviser").

1.   INVESTMENT ADVISORY SERVICES

     The Company, for and on behalf of the Fund, hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

     The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Company's Articles of Incorporation, By-Laws and Registration Statement on Form N-1A and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Company and (ii) as may be amended from time to time by the Board of Directors of the Company and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended. Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Company regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

     The Adviser shall, at its own expense, furnish the Fund with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company.

     The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

2.   COMPENSATION FOR SERVICES

     In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee determined by applying the annual rate of 1.30% to the Fund's average daily net assets.

     For purposes of the calculation of such fee, the Fund's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement on Form N-1A. Such fee shall be payable on the fifth day of each calendar month for service performed hereunder during the preceding month. The fee applicable during the first and last months that this Agreement is in effect shall be prorated according to the proportion which such portion of the month bears to the full month.

3.   ALLOCATION OF EXPENSES

     (a) In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) interest charges on borrowings; (c) fees and expenses of legal counsel and independent auditors; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser; (e) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (f) cost of certificates representing common shares of the Fund and any other expenses (including clerical expenses) of issuance, sale or repurchase of the common shares of the Fund; (g) association membership dues; (h) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying the Fund's shares under applicable state securities laws; (i) expenses of printing and distributing reports, notices and proxy materials to shareholders; (j) costs of annual and special shareholders' meetings; (k) expenses of filing reports and other documents with governmental agencies; (l) charges and expenses of the Fund's administrator, custodian, registrar, transfer agent and dividend disbursing agent; (m) expenses of disbursing dividends and distributions; (n) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a) of the Investment Company Act of 1940, as amended and the rules, regulations and releases relating thereto) of the Adviser; (o) the cost of other personnel providing services to the Fund; (p) travel expenses for attendance of Board of Directors meetings by all members of the Board of Directors of the Fund;

(q) insurance expenses; (r) costs of stationery and supplies; and (s) any extraordinary expenses of a nonrecurring nature.

     (b) Notwithstanding the foregoing, if the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reimburse the Fund for such excess, provided that Adviser's reimbursement obligation will be limited to the amount of fees it receives from the Fund during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this Paragraph 3(b) shall be made once a year promptly after the end of the Fund's fiscal year.

4.   FREEDOM TO DEAL WITH THIRD PARTIES

     The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective as of the day and date first above written (the "Effective Date"). Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect through December 18, 1999, and thereafter shall continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Company's Board of Directors who are not parties to the Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended and the rules, regulations and releases relating thereto) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on approval and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Company's Board of Directors.

     This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding shares of the Fund, upon sixty (60) days written notice to the Adviser. The Adviser may terminate this Agreement without penalty on ninety (90) days written notice to the Company. This Agreement shall automatically terminate in the event of its assignment as defined in the Investment Company Act of 1940 and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation and winding up of the Fund.

6.   LIMITATION OF LIABILITY

     The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

7.   AMENDMENTS TO AGREEMENT

     THIS AGREEMENT MAY BE AMENDED IN THE MANNER PRESCRIBED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR ANY SUCCESSOR STATUTE. IF THE INVESTMENT COMPANY ACT WERE TO REQUIRE SHAREHOLDER APPROVAL OF SUCH AMENDMENT, THE APPROVAL SHALL MEAN A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT, WHICH MEANS THE LESSER OF THE VOTE OF (a) 67% OF THE SHARES OF THE FUND PRESENT AT A MEETING WHERE MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR BY PROXY, OR (b) MORE THAN 50% OF THE OUTSTANDING SHARES OF THE FUND.

8.   NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

9.   NAME

     The Fund may use "Jundt" as part of its name for so long as the Adviser serves as investment adviser to the Fund. The Adviser may at any time permit others, including companies registered under the Investment Company Act of 1940, as amended, to use the name "Jundt".

     IN WITNESS WHEREOF, the Company and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       By:
                                           -------------------------------------
                                         Its:
                                              ----------------------------------

                                       JUNDT ASSOCIATES, INC.

                                       By:
                                           -------------------------------------
                                         Its:
                                              ----------------------------------

                                      PROXY

                           THE JUNDT GROWTH FUND, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                            JUNDT GROWTH FUND, INC.


     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of The Jundt Growth Fund, Inc. (the "Fund"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing

            B. Modify investment restrictions regarding the issuance of senior securities

            C. Modify investment restriction regarding concentration in a particular industry

            D. Modify investment restriction regarding investments in real estate

            E. Modify investment restriction regarding investments in
               commodities

            F. Modify investment restriction regarding lending

            G. Eliminate diversification investment restrictions

            H. Eliminate investment restriction regarding the pledging of assets

            I. Eliminate investment restriction regarding margin purchases and sales

            J. Eliminate investment restriction limiting investment in illiquid securities

            K. Eliminate investment restriction prohibiting investing in companies for control



3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: _________________________

                                      PROXY

                         JUNDT U.S. EMERGING GROWTH FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                JUNDT FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt U.S. Emerging Growth Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing


            B. Modify investment restriction regarding the issuance of senior securities

            C. Modify investment restriction regarding concentration in a particular industry

            D. Modify investment restriction regarding investments in real estate

            E. Modify investment restriction regarding investments in
               commodities

            F. Modify investment restriction regarding lending

            G. Eliminate diversification investment restriction



3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________

                                      PROXY

                             JUNDT OPPORTUNITY FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               JUNDT FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Opportunity Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing


            B. Modify investment restriction regarding the issuance of senior securities

            C. Modify investment restriction regarding concentration in a particular industry

            D. Modify investment restriction regarding investments in real estate

            E. Modify investment restriction regarding investments in
               commodities

            F. Modify investment restriction regarding lending



3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________

                                      PROXY

                             JUNDT TWENTY-FIVE FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               JUNDT FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Twenty-Five Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

     |_| FOR all modifications listed below       |_| AGAINST all modifications
     (except as marked to the contrary below)     listed below

     |_| ABSTAIN for all modifications listed below
     (except as marked to the contrary below)

     INSTRUCTION:   To vote FOR any modification, circle the modification listed below.
                    To vote AGAINST any modification, strike a line through the modification listed below.

            A. Modify investment restriction regarding borrowing


            B. Modify investment restriction regarding the issuance of senior securities

            C. Modify investment restriction regarding concentration in a particular industry

            D. Modify investment restriction regarding investments in real estate

            E. Modify investment restriction regarding investments in
               commodities

            F. Modify investment restriction regarding lending



3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________

                                      PROXY

                            JUNDT MID-CAP GROWTH FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               JUNDT FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Mid-Cap Growth Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY SHAREHOLDERS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________

                                      PROXY

                         JUNDT SCIENCE & TECHNOLOGY FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               JUNDT FUNDS, INC.

     The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James
E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Science & Technology Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on Wednesday, September 20, 2000, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.



THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

     |_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

     INSTRUCTION:   To withhold authority to vote for any individual nominee,
                    strike a line through the nominee's name in the list below.

     James R. Jundt      John E. Clute       Floyd Hall      Demetre M. Nicoloff

     Darrell R. Wells    Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

            |_| FOR                |_| AGAINST               |_| ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

     PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                       [NAME OF SHAREHOLDER]


Dated: ________, 2000                  Signature: ____________________________